COLUMBIA FUNDS SERIES TRUST I

Columbia Core Bond Fund

(the “Acquired Fund”)

Supplement dated October 20, 2010

to the Prospectuses, as supplemented, each dated September 1, 2010

In August 2010, the Board of Trustees of the Acquired Fund approved a proposal to merge the Acquired Fund with and into the acquiring fund listed in the table below (the “Acquiring Fund”). The merger is expected to be a tax-free reorganization for U.S. federal income tax purposes. More information about the Acquiring Fund and the definitive terms of the proposed merger will be included in proxy materials.

The merger identified in the table below is subject to certain conditions, including final approval by the Board of the Acquired Fund and the Acquiring Fund of the definitive terms of the proposed merger and approval by shareholders of the Acquired Fund. It is currently anticipated that proxy materials regarding the merger will be distributed to shareholders of the Acquired Fund later this year or in early 2011, and that a meeting of shareholders to consider the merger will be held in the first half of 2011.

Acquired Fund	Acquiring Fund
Columbia Core Bond Fund	Columbia Bond Fund

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Acquiring Fund, nor is it a solicitation of any proxy. For information regarding the Acquiring Fund, or to receive a free copy of a prospectus/proxy statement relating to the proposed merger once a registration statement relating to the proposed merger has been filed with the Securities and Exchange Commission (“SEC”) and becomes effective, please call the proxy solicitor or visit its website. The telephone number and website for the proxy solicitor may be obtained, when available, by visiting www.columbiamanagement.com. The prospectus/proxy statement (when available) will contain important information about fund objectives, strategies, fees, expenses and risk considerations. The prospectus/proxy statement will also be available for free on the SEC’s website (www.sec.gov). Please read the prospectus/proxy statement carefully before making any decision to invest or to approve the merger.

Shareholders should retain this Supplement for future reference.

C-1001-1 A (10/10)